UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 3

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST REPORTED EVENT - JULY 30, 2004

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

            NEVADA                      001-31338                98-0336674
(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                File Number)        Identification Number)

                                765 15th Sideroad
                        King City, Ontario Canada L7B 1K5
                    (Address of principal executive offices)

                                 (905) 773-3529
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 16, 2004, the Registrant filed a Report on Form 8-K describing its acquisition of Marlon Distributors Ltd. and its wholly owned subsidiary Marlon Recreational Products Ltd. The Registrant amended this report on October 25, 2004 with a Report on Form 8-K/A (Amendment No. 1), which included the consolidated audited financial statements of Marlon Distributors. The Registrant further amended such report on February 8, 2005, with a Report on Form 8-K/A (Amendment No. 2), which provided pro-forma financial information with respect to the acquisition of Marlon Distributors Ltd.

The Registrant is hereby filing a Report on Form 8-K/A (Amendment No. 3) to provide the interim unaudited financial statements of Marlon Distributors Ltd. as of June 30, 2004.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            99.1  Financial statements of Marlon Distributors Ltd.*

            99.2 Pro Forma Financial information regarding Marlon Distributors Ltd.**

            99.3 Interim unaudited financial statements of Marlon Distributors Ltd. as of June 30, 2004.

* Incorporated herein by reference to the Report on Form 8-K/A filed with the Commission on October 25, 2004.

** Incorporated herein by reference to the Report on Form 8-K/A filed with the Commission on February 8, 2005.

                            [Signature Page Follows]


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        WIRELESS AGE COMMUNICATIONS, INC.

Dated: September 6, 2005


                                              By: /s/ Gary Hokkanen
                                                  ----------------------------
                                                  Name:  Gary Hokkanen
                                                  Title: Chief Financial Officer


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